UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2011

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 19, 2011, Huntington Bancshares Incorporated issued a press release disclosing that it has repurchased the warrant the company had issued to the U.S. Department of the Treasury as part of the Troubled Asset Relief Program's Capital Purchase Program. Huntington and the U.S. Department of the Treasury agreed upon a repurchase price of $49.1 million for the warrant, which had entitled the U.S. Department of the Treasury to purchase 23,562,994 shares of the company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit 99.1 - News Release of Huntington Bancshares Incorporated, dated January 19, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

January 19, 2011	By:	Donald R. Kimble

Name: Donald R. Kimble
Title: Senior Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release of Huntington Bancshares Incorporated, dated January 19, 2011.